UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2017

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act.  ☐

ITEM 9.01.	Financial Statements and Exhibits.

This Current Report on Form 8-K is being filed to incorporate by reference the exhibits listed below into Bank of America Corporation’s shelf registration statement on Form S-3 (File No. 333 202354)(as amended, the “Registration Statement”).

(d) Exhibits

The following exhibits are filed herewith and are incorporated by reference into the Registration Statement as exhibits thereto:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

4.1	Second Supplemental Indenture dated as of April 18, 2017 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), supplementing the Amended and Restated Senior Indenture (for senior InterNotes®) dated as of July 1, 2001, as supplemented

4.2	Second Supplemental Indenture dated as of April 18, 2017 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), supplementing the Amended and Restated Subordinated Indenture (for subordinated InterNotes®) dated as of July 1, 2001, as supplemented

4.3	Form of Senior InterNotes® Master Registered Global Senior Note

4.4	Form of Subordinated InterNotes® Master Registered Global Subordinated Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr. Ross E. Jeffries, Jr. Deputy General Counsel and Corporate Secretary

Dated: April 18, 2017

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

4.1	Second Supplemental Indenture dated as of April 18, 2017 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), supplementing the Amended and Restated Senior Indenture (for senior InterNotes®) dated as of July 1, 2001, as supplemented

4.2	Second Supplemental Indenture dated as of April 18, 2017 between Bank of America Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York), supplementing the Amended and Restated Subordinated Indenture (for subordinated InterNotes®) dated as of July 1, 2001, as supplemented

4.3	Form of Senior InterNotes® Master Registered Global Senior Note

4.4	Form of Subordinated InterNotes® Master Registered Global Subordinated Note

4